                                                                       (h)(6)(i)

[ING FUNDS LOGO]

June 14, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING GET U.S. Core Portfolio - Series 7, ING GET U.S. Core Portfolio - Series 8, and ING GET U.S. Core Portfolio - Series 9, three newly established series of ING Variable Insurance Trust, ING Corporate Leaders Trust - Series A and ING Corporate Leaders Trust - Series B (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Mercury Fundamental Growth Portfolio to ING Mercury Large Cap Growth Portfolio, effective August 6, 2004, and ING Janus Growth and Income Portfolio to ING Legg Mason Value Portfolio, and (2) by the removal of ING Growth Opportunities Fund, ING Growth + Value Fund, ING VP Growth Opportunities Portfolio and ING VP Growth + Value Portfolio as these funds were recently merged into other funds.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             -----------------------------------
                                             Michael J. Roland
                                             Executive Vice President and
                                             Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. McGann
    ------------------------------------
Name: EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

337 E. Doubletree Ranch Rd.        Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                                 EFFECTIVE DATE
----                                                                 --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                             May 17, 2004
   ING Corporate Leaders Trust - Series B                             May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                               June 9, 2003
   ING Disciplined LargeCap Fund                                      June 9, 2003
   ING Equity and Bond Fund                                           June 9, 2003
   ING Financial Services Fund                                        June 9, 2003
   ING LargeCap Growth Fund                                           June 9, 2003
   ING LargeCap Value Fund                                          February 1, 2004
   ING MidCap Opportunities Fund                                      June 9, 2003
   ING MidCap Value Fund                                              June 9, 2003
   ING Principal Protection Fund                                      June 2, 2003
   ING Principal Protection Fund II                                   June 2, 2003
   ING Principal Protection Fund III                                  June 2, 2003
   ING Principal Protection Fund IV                                   June 2, 2003
   ING Principal Protection Fund V                                    June 2, 2003
   ING Principal Protection Fund VI                                   June 2, 2003
   ING Principal Protection Fund VII                                   May 1, 2003
   ING Principal Protection Fund VIII                                October 1, 2003
   ING Principal Protection Fund IX                                 February 2, 2004
   ING Principal Protection Fund X                                     May 3, 2004
   ING Principal Protection Fund XI                                  August 16, 2004
   ING Real Estate Fund                                               June 9, 2003
   ING SmallCap Opportunities Fund                                    June 9, 2003
   ING SmallCap Value Fund                                            June 9, 2003
   ING Tax Efficient Equity Fund                                      June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                      April 7, 2003
   ING GNMA Income Fund                                               April 7, 2003
   ING High Yield Bond Fund                                           April 7, 2003
   ING High Yield Opportunity Fund                                    April 7, 2003
   ING Intermediate Bond Fund                                         April 7, 2003
   ING Lexington Money Market Trust                                   April 7, 2003
   ING Money Market Fund                                              April 7, 2003
   ING National Tax-Exempt Bond Fund                                  April 7, 2003

ING GET FUND
   ING GET Fund - Series E                                            July 14, 2003
   ING GET Fund - Series G                                            July 14, 2003

ING GET FUND (CONT.)
   ING GET Fund - Series H                                            July 14, 2003
   ING GET Fund - Series I                                            July 14, 2003
   ING GET Fund - Series J                                            July 14, 2003
   ING GET Fund - Series K                                            July 14, 2003
   ING GET Fund - Series L                                            July 14, 2003
   ING GET Fund - Series M                                            July 14, 2003
   ING GET Fund - Series N                                            July 14, 2003
   ING GET Fund - Series P                                            July 14, 2003
   ING GET Fund - Series Q                                            July 14, 2003
   ING GET Fund - Series R                                            July 14, 2003
   ING GET Fund - Series S                                            July 14, 2003
   ING GET Fund - Series T                                            July 14, 2003
   ING GET Fund - Series U                                            July 14, 2003
   ING GET Fund - Series V                                           March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                  June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                              January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                  January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                             January 6, 2003
   ING American Funds Growth Portfolio                              September 2, 2003
   ING American Funds Growth-Income Portfolio                       September 2, 2003
   ING American Funds International Portfolio                       September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                   January 13, 2003
   ING Capital Guardian Managed Global Portfolio                    January 13, 2003
   ING Capital Guardian Small Cap Portfolio                         January 13, 2003
   ING Developing World Portfolio                                   January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio                    January 6, 2003
   ING Evergreen Health Sciences Portfolio                             May 3, 2004
   ING Evergreen Omega Portfolio                                       May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                         January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio              January 6, 2003
   ING Hard Assets Portfolio                                        January 13, 2003
   ING International Portfolio                                      January 13, 2003
   ING Janus Special Equity Portfolio                               January 13, 2003
   ING Jennison Equity Opportunities Portfolio                       January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                          January 13, 2003
   ING Julius Baer Foreign Portfolio                                January 13, 2003
   ING Legg Mason Value Portfolio                                   January 13, 2003
   ING Lifestyle Aggressive Growth Portfolio                           May 1, 2004
   ING Lifestyle Growth Portfolio                                      May 1, 2004
   ING Lifestyle Moderate Growth Portfolio                             May 1, 2004
   ING Lifestyle Moderate Portfolio                                    May 1, 2004

ING INVESTORS TRUST (CONT.)
   ING Limited Maturity Bond Portfolio                               January 6, 2003
   ING Liquid Assets Portfolio                                       January 6, 2003
   ING Marsico Growth Portfolio                                     January 13, 2003
   ING Mercury Focus Value Portfolio                                 January 6, 2003
   ING Mercury Large Cap Growth Portfolio                            January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                 January 13, 2003
   ING MFS Research Portfolio                                       January 13, 2003
   ING MFS Total Return Portfolio                                   January 13, 2003
   ING PIMCO Core Bond Portfolio                                    January 13, 2003
   ING PIMCO High Yield Portfolio                                   November 5, 2003
   ING Salomon Brothers All Cap Portfolio                            January 6, 2003
   ING Salomon Brothers Investors Portfolio                          January 6, 2003
   ING Stock Index Portfolio                                        November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                 January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                        January 13, 2003
   ING UBS U.S. Balanced Portfolio                                   January 6, 2003
   ING Van Kampen Equity Growth Portfolio                           January 13, 2003
   ING Van Kampen Global Franchise Portfolio                        January 13, 2003
   ING Van Kampen Growth and Income Portfolio                       January 13, 2003
   ING Van Kampen Real Estate Portfolio                             January 13, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                                     November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                      November 3, 2003
   ING Foreign Fund                                                   July 1, 2003
   ING Global Equity Dividend Fund                                  September 2, 2003
   ING Global Real Estate Fund                                      November 3, 2003
   ING International Fund                                           November 3, 2003
   ING International SmallCap Growth Fund                           November 3, 2003
   ING Precious Metals Fund                                         November 3, 2003
   ING Russia Fund                                                  November 3, 2003
   ING Worldwide Growth Fund                                        November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                            June 2, 2003
   ING Aeltus Money Market Fund                                       June 2, 2003
   ING Balanced Fund                                                  June 2, 2003
   ING Bond Fund                                                      June 2, 2003
   ING Classic Principal Protection Fund I                            June 2, 2003
   ING Classic Principal Protection Fund II                           June 2, 2003
   ING Classic Principal Protection Fund III                          June 2, 2003
   ING Classic Principal Protection Fund IV                           June 2, 2003
   ING Equity Income Fund                                             June 9, 2003

ING SERIES FUND, INC. (CONT.)
   ING Global Science and Technology Fund                             June 2, 2003
   ING Government Fund                                                June 2, 2003
   ING Growth Fund                                                    June 9, 2003
   ING Index Plus LargeCap Fund                                       June 9, 2003
   ING Index Plus MidCap Fund                                         June 9, 2003
   ING Index Plus Protection Fund                                     June 2, 2003
   ING Index Plus SmallCap Fund                                       June 9, 2003
   ING International Growth Fund                                    November 3, 2003
   ING Small Company Fund                                             June 9, 2003
   ING Strategic Allocation Balanced Fund                             June 2, 2003
   ING Strategic Allocation Growth Fund                               June 2, 2003
   ING Strategic Allocation Income Fund                               June 2, 2003
   ING Value Opportunity Fund                                         June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                     July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                       July 7, 2003
   ING VP Strategic Allocation Income Portfolio                       July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                 July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                             June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                          September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                           December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                            March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                             June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                          September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                           December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                             March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                             June 8, 2005
   ING GET U.S. Opportunity Portfolio - Series 1                           TBD
   ING GET U.S. Opportunity Portfolio - Series 2                           TBD
   ING VP Worldwide Growth Portfolio                                November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio                     July 7, 2003
   ING VP Growth Portfolio                                            July 7, 2003
   ING VP Index Plus LargeCap Portfolio                               July 7, 2003
   ING VP Index Plus MidCap Portfolio                                 July 7, 2003
   ING VP Index Plus SmallCap Portfolio                               July 7, 2003
   ING VP International Equity Portfolio                            November 3, 2003
   ING VP Small Company Portfolio                                     July 7, 2003
   ING VP Value Opportunity Portfolio                                 July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                      October 6, 2003
   ING VP Disciplined LargeCap Portfolio                             October 6, 2003
   ING VP Financial Services Portfolio                                 May 1, 2004
   ING VP High Yield Bond Portfolio                                  October 6, 2003
   ING VP International Value Portfolio                             November 3, 2003
   ING VP LargeCap Growth Portfolio                                  October 6, 2003
   ING VP MagnaCap Portfolio                                         October 6, 2003
   ING VP MidCap Opportunities Portfolio                             October 6, 2003
   ING VP Real Estate Portfolio                                        May 1, 2004
   ING VP SmallCap Opportunities Portfolio                           October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                       July 7, 2003

ING VP BOND PORTFOLIO                                                 July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                  November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                         July 7, 2003

ING VP NATURAL RESOURCES TRUST                                       October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                    October 6, 2003
   The Bond Portfolio                                                October 6, 2003
   The Money Market Portfolio                                        October 6, 2003
   The Stock Portfolio                                               October 6, 2003